1933 Act File No. 33-31072
                                                      1940 Act File No. 811-5876

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
            Pre-Effective Amendment No. ____                                 [ ]
            Post-Effective Amendment No. 12                                  [X]

                                       And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
            Amendment No. 12                                                 [X]

                          LORD ABBETT SERIES FUND, INC.
                ------------------------------------------------
                Exact Name of Registrant as Specified in Charter

                    767 Fifth Avenue, New York, NY 10153-0203
                    -----------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                    767 Fifth Avenue, New York, NY 10153-0203
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

     ___  immediately upon filing pursuant to paragraph (b)
      X   on May 1, 1998 pursuant to paragraph (b) of rule 485
     ___  60 days after filing pursuant to paragraph (a)(1)
     ___  on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          LORD ABBETT SERIES FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                             Pursuant to Rule 481(a)

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 12 (the "Amendment") to the Registration Statement relates only to the Variable Contract Class of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. This Amendment supersedes all previously filed Registration Statements, including that filed under Post-Effective Amendment No. 12.

Form N-1A              Location In Prospectus or
Item No.               Statement of Additional Information
---------              -----------------------------------

1                      Cover Page
2                      N/A
3                      Financial Highlights; Performance
4 (a) (i)              Cover Page; The Fund
4 (a) (ii)             Investment Objectives and Policies
4 (b) (c)              Investment Objectives and Policies; Risk Factors
5 (a) (b)              The Fund; Management
5 (c)                  N/A
5 (d)                  Fund's Custodian, Transfer Agent, Auditors and Counsel
5 (e)                  Management
5 (f) (i)                      N/A
5 (f) (ii)             Purchase and Redemption of Shares; Portfolio Transactions
6 (a)                  Cover Page; Shareholder Rights
6 (b)                  Management
6 (c) (d)              N/A
6 (e)                  Cover Page
6 (f) (g)              Dividends and Distributions; Tax Status
7 (a)                  The Fund
7 (b) (c) (d)          Purchase and Redemption of Shares; Net Asset Value
7 (e) (f)              N/A
8 (a) (b) (c) (d)      The Fund; Purchase and Redemption of Shares
9                      N/A
10                     Cover Page
11                     Cover Page - Table of Contents
12                     N/A
13 (a) (b) (c)         Investment Objectives and Policies
13 (d)                 Portfolio Turnover Rates - Prospectus
14                     Directors and Officers
15 (a) (b) (c)         Directors and Officers; Investment Advisory and Other
                         Services
16 (a) (i)             Investment Advisory and Other Services

Form N-1A              Location In Prospectus or
Item No.               Statement of Additional Information
---------              -----------------------------------

16 (a) (ii)            Directors and Officers
16 (a) (iii)           Investment Advisory and Other Services
16 (b) (e)             Investment Advisory and Other Services
16 (c) (d) (f) (g)     N/A
16 (h)                 Investment Advisory and Other Services
16 (i)                 N/A
17 (a)                 Portfolio Transactions
17 (b)                 N/A
17 (c)                 Portfolio Transactions
17 (d) (e)             N/A
18 (a)                 The Fund - Prospectus
18 (b)                 N/A
19 (a) (b)             The Fund - Prospectus; Purchase and Redemption of
                         Shares - Prospectus
19 (c)                 N/A
20                     Taxes; Tax Status - Prospectus
21 (a)                 The Fund - Prospectus
21 (b) (c)             N/A
22                     N/A
23                     FinancialStatement

PART C   OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) Financial Statements

         The financial statements of the Fund for the fiscal year ended December 31, 1997 are included in the 1997 Annual Report to Shareholders and are incorporated by reference in Part B hereof.

     (b) Exhibits -

          (1)     Restated Articles of Incorporation *
          (2)     By-Laws of Registrant*
          (3)     Not Applicable
          (4)     Not Applicable
          (5)     Management Agreement between Registrant and
                  Lord, Abbett & Co.****
                  (i) Sub-Investment Management Agreement#
          (6)     Form of Distribution Plan between Registrant and
                  Lord, Abbett & Co.**
          (7)     Not Applicable
          (8)     (i) Custody Agreement between Registrant and
                     Morgan Guaranty Trust Company of New York#
                  (ii) Form of Transfer Agency Agreement***
          (9) Fund Participation Agreement between Lord Abbett & Co. and Great American Reserve Insurance Company*
         (10)     Opinion and Consent of Counsel***
         (11)     Consent of Independent Auditors*
         (12)     Not Applicable
         (13)     Form of Agreements Governing Contribution of Capital***
         (14)     Not Applicable
         (15) Form of Distribution Agreement between Registrant and Lord, Abbett & Co.**
         (16)     Not applicable
         (18)     Form of Plan entered into by Registrant pursuant to Rule
                    18(f)3.*****
         Ex. 27    Financial Data Schedule*
    *    Filed herewith

   ** Incorporated by reference to Registrant's initial registration on Form N-1A, filed on September 15, 1989.

  *** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1, filed on November 17, 1989.

 **** Incorporated by reference to Registrant's Post-Effective Amendment No. 1, filed on April 2, 1990.

***** Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Lord Abbett Investment Trust (File No. 811-7988).

    # Incorporated by reference to Registrant's Post-Effective Amendment No. 2, filed on April 22, 1991.

   ## Incorporated by reference to Registrant's Post-Effective Amendment No. 6, filed on April 28, 1994.

Item 25. Persons Controlled by or Under Common Control with Registrant

Part C
Page 2


         The shares of the Fund are currently sold to Cova Financial Services Life Insurance Company and Great American Reserve Insurance Company, individually ("Cova") and ("Great American"), collectively (the "Life Companies").

         Cova and Lord, Abbett & Co., (the Fund's Investment Manager) each made initial capital contributions to the Fund and together own the majority of the outstanding shares of the Fund.

         COVA Variable Annuity Account One, a separate account of COVA Financial Services Life Insurance Company is a Delaware corporation located at One Tower Lane, Oakbrook Terrace, Illinois 60181.

         Great American Reserve Insurance Company is a life insurance company organized under the laws of the State of Indiana located at 11815 N. Pennsylvania Street, Carmel, Indiana 46032-4572.

         Lord, Abbett & Co. is a partnership located at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. Eight of the twelve general partners of Lord, Abbett & Co., are officers and/or directors of the Fund, are: Zane E. Brown; Daniel E. Carper, Paul A. Hilstad, Robert S. Dow, W. Thomas Hudson, Robert G. Morris, E. Wayne Nordberg and John J. Walsh.

         The other partners, who are neither officers nor directors of the Fund, are: Stephen I. Allen, Daria L.Foster and Robert J. Noelke.

Item 26. Number of Record Holders of Securities

         The Life Companies and Lord, Abbett & Co. are the shareholders of the Fund.

Item 27. Indemnification

         Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of the directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

         The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability

Part C
Page 3


         for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

         In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either
         Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said
         Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said
         Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Part C
Page 4


         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         In addition, Registrant maintains a directors' and officers errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 28. Business and Other Connections of Investment Adviser

         Lord, Abbett & Co. acts as investment adviser for twelve other open-end investment companies and as investment adviser to approximately 6,220 private accounts. Other than acting as directors and/or officers of open-end investment companies sponsored by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

John J. Walsh
Trustee
Brooklyn Hospital
Parkside Avenue
Brooklyn, N.Y.

Item 29. Principal Underwriter

Part C
Page 5


         (a)  Lord Abbett Affiliated Fund, Inc.
              Lord Abbett Bond-Debenture Fund, Inc.
              Lord Abbett Mid-Cap Value Fund, Inc.
              Lord Abbett Developing Growth Fund, Inc.
              Lord Abbett Tax-Free Income Fund, Inc.
              Lord Abbett Tax-Free Income Trust
              Lord Abbett Global Fund, Inc.
              Lord Abbett Equity Fund
              Lord Abbett U.S. Government Securities Money Market Fund, Inc. Lord Abbett Securities Trust
              Lord Abbett Investment Trust
              Lord Abbett Research Fund, Inc.

              Investment Advisor

              American Skandia Trust
              (Lord Abbett Growth and Income Portfolio)

         (b)  The partners of Lord, Abbett & Co. are:

                   Name and Principal         Positions and Offices
                   Business Address (1)       with Registrant

                   Robert S. Dow              Chairman, President and Director
                   Paul A. Hilstad            Vice President & Secretary
                   Zane E. Brown              Vice President
                   Daniel E. Carper           Vice President
                   W. Thomas Hudson           Vice President
                   Michael B. McLaughlin      Vice President
                   Robert G. Morris           Vice President
                   E. Wayne Nordberg          Vice President
                   John J. Walsh              Vice President

               The other partners who are neither officers nor directors of the Fund are Stephen I. Allen, Daria L. Foster and Robert J. Noelke.

         (1) Each of the above has a principal business address of 767 Fifth Avenue, New York, NY 10153-0203

              (c)  Not applicable

Part C
Page 6


Item 30. Location of Accounts and Records

         Registrant maintains the records, required by Rules 31a-1(a) and (b), and 31a-2(a) at its main office.

         Lord, Abbett & Co. maintains the records required by Rules 31a-1(f) and 31a-2(e) at its main office.

         Certain records and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. Management Services

         None

Item 32. Undertakings

    (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets the all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and had duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 1998.
                                           LORD ABBETT SERIES FUND, INC.

                                      By:  /s/ Robert S. Dow
                                           Robert S. Dow, Chairman of the Board
                                           and Director

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                   President, Chairman of
/s/ Robert S. Dow                  the Board and Director        April 30, 1998
---------------------------     ----------------------------    ----------------
Robert S. Dow                              (Title)                   (Date)

                                     Vice President and
/s/ Keith F. O'Connor              Chief Financial Officer       April 30, 1998
---------------------------     ----------------------------    ----------------
Keith F. O'Connor                          (Title)                   (Date)


/s/ E. Thayer Bigelow                     Director               April 30, 1998
---------------------------     ----------------------------    ----------------
E. Thayer Bigelow                          (Title)                   (Date)


/s/ Stewart S. Dixon                      Director               April 30, 1998
---------------------------     ----------------------------    ----------------
Stewart S. Dixon                           (Title)                   (Date)


/s/ John C. Jansing                       Director               April 30, 1998
---------------------------     ----------------------------    ----------------
John C. Jansing                            (Title)                   (Date)


/s/ C. Alan MacDonld                      Director               April 30, 1998
---------------------------     ----------------------------    ----------------
C. Alan MacDonald                          (Title)                   (Date)


/s/ Hansel B. Millican, Jr.               Director               April 30, 1998
---------------------------     ----------------------------    ----------------
Hansel B. Millican, Jr.                    (Title)                   (Date)


/s/ Thomas J. Neff                        Director               April 30, 1998
---------------------------     ----------------------------    ----------------
Thomas J. Neff                             (Title)                   (Date)

LORD ABBETT SERIES FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
--------------------------------------------------------------------------------

Lord Abbett Series Fund, Inc. (the "Fund"), is a diversified open-end management investment company incorporated under Maryland law on August 28, 1989. The Fund is a series fund currently comprised of one active Portfolio: the Growth and Income Portfolio (the "Portfolio"). The Portfolio issues one separate class of shares: the Variable Contract Class, which is offered by this Prospectus. The Directors may provide for additional Portfolios from time to time.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus. Both may be obtained, without charge, by writing to the Fund or by calling 800-831-LIFE with respect to Variable Contracts of Cova Financial Services Life Insurance Company, 800-342-6307 with respect to Variable Contracts of Great American Reserve Insurance Company and 800-752-7215 with respect to the variable contracts of SunLife of Canada (U.S).

Investors should read and retain this Prospectus for future reference. Shareholder inquiries should be made in writing directly to the Fund or by calling one of the 800 numbers mentioned above.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and of the Statement of Additional Information is May 1, 1998.

1. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request. The total return information for the Portfolio shown in the table below does not reflect expenses of a separate account or any variable contracts. If such charges were included, the total return figures would be lower for all periods shown. Further information about the Portfolio's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling one of the 800 numbers mentioned on the previous page.

                           GROWTH AND INCOME PORTFOLIO

                                                                                                                     For the Period
                                                                                                                     Dec. 11, 1989
                                                                                                                     (Commencement
                                                                                                                   of Operations) to
                                                              Year Ended December 31,                                Dec. 31, 1989
                      ------------------------------------------------------------------------------------------
Per Share
 Operating
 Performance:            1997       1996       1995       1994        1993        1992        1991        1990
                      --------------------------------------------------------------------------------------------------------------
Net asset
 value,
 beginning of
 period               $17.022    $15.241     $12.71     $13.15      $12.27      $11.61      $ 9.93      $10.07       $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from
 investment
 operations
Net investment
 income                  .393**     .408       .459        .41         .34         .45*        .50*        .41*         .00*
Net realized
 and unrealized
 gain (loss)
 on investments         3.755      2.563      3.332      (.045)       1.48      1.3575        2.18        (.19)         .07
Total from
 investment
 operations             4.148      2.971      3.791       .365        1.82      1.8075        2.68         .22          .07

------------------------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from
 net investment
 income                  (.34)      (.36)      (.36)      (.33)       (.27)       (.32)       (.35)       (.29)         ---
Distributions
 from net
 realized gain          (1.32)      (.83)      (.90)     (.475)       (.67)     (.8275)       (.65)       (.07)         ---
Net asset
 value, end of
 period               $19.510    $17.022    $15.241     $12.71      $13.15      $12.27      $11.61      $ 9.93       $10.07
------------------------------------------------------------------------------------------------------------------------------------

Total Return            24.34%     19.49%     29.82%      2.76%      14.80%      15.62%      27.00%       2.18%        0.70%+
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental
 Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end
 of period (000)     $512,438   $303,982   $193,575   $114,608     $82,219     $37,307     $18,297     $10,754         $247

Ratios to
 Average Net
 Assets:
------------------------------------------------------------------------------------------------------------------------------------
Expenses,
 including waiver        .52%        .52%       .52%       .59%        .57%        .51%        .13%        .46%         .28%+
Expenses,
 excluding waiver        .52%        .52%       .52%       .59%        .57%        .65%        .72%        .91%        1.73%+
Net investment
income                  2.02%       2.32%      2.91%      2.97%       2.76%       3.38%       4.20%       4.38%         .00%+

Portfolio
 turnover rate         43.09%      48.93%     70.30%     68.94%      78.26%     107.30%      70.82%      49.06%         .00%
------------------------------------------------------------------------------------------------------------------------------------

Average
 commissions per
 share paid
 on equity
 transactions          $.063       $.065      $.066        N/A         N/A         N/A         N/A         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

* Net of management fee waiver
**Calculated using average shares outstanding during the period
+ Not annualized.
  See Notes to Financial Statements

2. THE FUND
--------------------------------------------------------------------------------

The Fund is a diversified open-end management investment company incorporated under the laws of Maryland on August 28, 1989. The Fund is a series fund currently comprised of one active Portfolio: the Growth and Income Portfolio (the "Portfolio"). The Portfolio issues one separate class of shares: the Variable Contract Class which is offered by this Prospectus. Each share of common stock of the Fund, regardless of Class, has a par value of $.001 per share and has one vote and an equal right to dividends and distributions with respect to the Portfolio, except as to those dividends and distributions which are affected by expenses unique to a class. All shares have noncumulative voting rights for the election of Directors. Each share is fully paid, nonassessable and freely transferable. There are no liquidation, conversion or preemptive rights. The fiscal year-end of the Fund is December 31.

Distribution of Fund Shares

Lord Abbett Distributor LLC ("Lord Abbett Distributor"), located at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, is the distributor of the shares of the Portfolio. The Board of Directors of the Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), for the shares, which has been approved by the shareholders of the Portfolio. The Plan has not been activated to date. Under the Plan, the Variable Contract Class (the "Class") of the Portfolio may bear certain costs of distributing shares in accordance with the Plan. (See "Distribution Plan" below.) Shares of the Class (the "shares") are currently issued and redeemed only in connection with investment in and payments under certain variable annuity contracts issued by life insurance companies and their affiliates ("Life Companies"). The shares are purchased and redeemed at net asset value. Lord Abbett Distributor and the Fund each reserves the right to suspend, change or withdraw the offering of shares of any Portfolio or Portfolios or any of the terms of such offering.

Distribution Plan

Pursuant to the Plan, the Fund, on behalf of the Class, may make payments to Lord Abbett Distributor for remittance to a Life Company for certain distribution expenses incurred or paid by such Life Company, provided that such remittances in the aggregate do not exceed 0.15 of 1%, on an annual basis, of the average daily net asset value of shares of the Portfolio sold to such Life Company to be used as the underlying investment for variable life insurance and variable annuity contracts ("Variable Contracts"). For the year ended December 31, 1997, no payments were made pursuant to the Plan.

Distribution expenses for which a Life Company may be reimbursed include, but are not limited to, expenses of printing and distributing Fund prospectuses, statements of additional information and shareholder reports to existing and potential Variable Contract owners and developing and preparing Fund advertisements and other promotional materials designed to promote the distribution of shares. Lord Abbett will be required to submit to the Directors for approval annual distribution expense budgets and quarterly reports of, and requests for payment of, distribution expenses as to the Portfolio.

Variable annuity contract owners should refer to the fee table section of their separate account prospectuses for further information with respect to the effect of the Plan on their annuity contract expenses.

3. INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Portfolio of the Fund has an investment objective that it pursues through investment policies as described below. The Portfolio is managed by Lord, Abbett & Co. ("Lord Abbett") and its risks and opportunities should be carefully examined. There is no assurance that the investment objective of the Portfolio will be met.

Growth and Income Portfolio

The investment objective of the Growth and Income Portfolio is long-term growth of capital and income without excessive fluctuation in market value.

The Fund intends to keep the Portfolio's assets invested in those securities which are selling at reasonable prices in relation to value and, in doing so, it may have to forego some opportunities for gains when, in the Fund's judgment, they carry excessive risk.

The Portfolio will try to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

The Portfolio constantly seeks to balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Portfolio will take a flexible approach and make adjustments to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other securities which are believed to offer better values.

The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in straight bonds and other fixed-income securities.

Other Investment Policies and Techniques

When the Fund believes that the Portfolio should assume a temporary defensive position because of unfavorable investment conditions, the Portfolio may temporarily hold its assets in cash and short-term money market instruments.

See "Risk Factors" below for a discussion of special diversification standards which the Portfolio will meet.

The Fund intends to utilize from time to time one or more of the investment techniques identified below and described in the Statement of Additional Information. It is the Fund's current intention that no more than 5% of the Portfolio's net assets will be at risk in the use of any one of such investment techniques identified below. While some of these techniques involve risk when utilized independently, the Fund intends to use them to reduce risk and volatility in the Portfolio, although this result cannot be assured by the use of such investment techniques.

Covered Call Options. The Fund may write call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

Rights and Warrants. The Fund may invest in rights and warrants to purchase securities. Included within these purchases, but not exceeding 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

Other Policies of the Portfolio

It is the Fund's current intention that no more than 5% of the Portfolio's net assets will be at risk in the use of any one of the policies identified below.

Closed-End Investment Companies. The Fund may invest in shares of closed-end investment companies if bought in primary or secondary offerings with a fee or commission no greater than the customary brokers commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value.

Lending of Portfolio Securities. The Fund may seek to earn income by lending its Portfolio securities if the loan is collateralized and complies with regulatory requirements.

Emergency Borrowing. The Fund will be permitted to borrow money up to one-third of the value of the Portfolio's total assets taken at current value but only from banks as a temporary measure for extraordinary or emergency purposes. Beyond 5% of the Portfolio's total assets (at current value), this borrowing may not be used for investment leverage to purchase securities. As a matter of operating policy, the Portfolio will not borrow more than 25% of its total assets taken at current value.

Change in Investment Objective

The Fund will not change the investment objective of the Portfolio without shareholder approval as described below in "Investment Restrictions." However, the Fund's policies and techniques are not fundamental. Therefore, if it is determined that an objective of the Portfolio can best be achieved by a substantive change in such a policy or technique, the change will be made without shareholder approval by disclosing it in the Prospectus.

Investment Restrictions

In addition to the investment objectives set forth above, certain restrictions relating to the investment of assets of the Portfolio are set forth in the Statement of Additional Information. These investment restrictions are also deemed fundamental and neither such restrictions nor the investment objectives of the Portfolio may be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares).

4. RISK FACTORS
--------------------------------------------------------------------------------

The Fund serves as the underlying investment for Variable Contracts issued by the Life Companies.

Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of Variable Contracts held in any Portfolios of the Fund. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of a Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on contract owners with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying Variable Contracts. The Regulations amplify the diversification requirements for Variable Contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of Variable Contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Portfolio will be managed in such a manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolio.

The prices of long-term securities are more volatile than those of short-term debt securities. When interest rates go up or down, the market value of such long-term debt securities tends to go down or up, respectively, to a greater extent than in the case of short-term debt securities.

5. PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------

For the years ended December 31, 1996 and 1997, the portfolio turnover rates of the Portfolio were 48.93% and 43.09%, respectively. Higher portfolio turnover rates may involve correspondingly higher brokerage costs, which would have to be borne directly by the Fund and ultimately by its shareholders.

6. MANAGEMENT
--------------------------------------------------------------------------------

The Fund is managed by its officers on a day-to-day basis under the overall direction of its Board of Directors. The Fund employs Lord Abbett as investment manager for the Portfolio pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 68 years and currently manages approximately $27 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides the Fund with investment management services and executive and other personnel, pays the remuneration of its officers, provides the Fund with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Portfolio and certain other costs. The Fund pays all other expenses not expressly assumed by Lord Abbett, including, without limitation, outside Directors' fees and expenses, association membership dues, legal and auditing fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Fund's shares under federal and state securities laws, expenses of printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses relating to the execution of Portfolio transactions. Lord Abbett provides similar services to twelve other funds having their own investment objectives and also advises other investment clients. Lord Abbett and Cova Financial Services Life Insurance Company provided operating funds to the Fund through their purchase of the initial shares of the Fund.

Mr. W. Thomas Hudson, Jr. is Executive Vice President of the Fund and is primarily responsible for the day-to-day management of the Portfolio. Mr. Hudson has been employed by Lord Abbett since 1982.

Under the Management Agreement, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets of the Portfolio for each month, at an annual rate of 0.50 of 1%. In addition, the Fund will pay all expenses not expressly assumed by Lord Abbett. For the year ended December 31, 1997, the Portfolio of the Fund paid Lord Abbett $2,019,891 in advisory fees.

7. EXPENSES OF THE FUND
--------------------------------------------------------------------------------

Lord Abbett may waive its management fee and/or advance other expenses of the Fund. Although each Class must bear the expenses solely attributable to it, the Classes are expected to experience cost savings over the aggregate amount that would be payable if each Class were a separate fund, because they have the same Directors, accountants, attorneys and share other general and administrative expenses. Any expenses which are not solely attributable to a specific Class are allocated on the basis of the net assets of the respective Classes. For the year ended December 31, 1997, the expenses borne by the Portfolio amounted to $2,084,990 or 0.52 of 1% of its average daily net assets.

8. SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

The Portfolio issues one class of shares and may issue additional separate classes of shares in the future. Each share represents an equal proportionate interest in the assets of the Portfolio with each other share in the Portfolio. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote shall be voted in the aggregate and not by class except for matters concerning only one class. The holder of each share of stock of the Fund will be entitled to one vote for each full share and a fractional vote for each fractional share of stock. Shares of one class may not bear the same economic relationship to the Fund as shares of another class.

In accordance with its view of present applicable law, the Fund views the separate account(s) of Life Companies as shareholders of the Fund having the right to vote Fund shares at any meeting of shareholders and will provide pass-through voting privileges to all contract owners. Life Companies will vote shares of the Fund held in the separate account(s) for which no timely voting instructions from contract owners are received, as well as shares they own, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights is described in the separate account prospectuses.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the 1940 Act, or unless called at the request in writing of a majority of the Board of Directors or by shareholders holding at least one-quarter of the shares of the Fund outstanding and entitled to vote at the meeting. The Fund will hold a shareholder meeting to fill existing vacancies on the Board in the event that less than a majority of Directors were elected by the shareholders. The Directors shall also call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10 percent of the outstanding shares. Under the By-Laws of the Fund and in accordance with the 1940 Act, shareholder approval of the independent auditors of the Fund will not be required except when shareholder meetings are held. The Fund has an obligation to assist shareholder communications.

9. PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Shares are currently only sold to the separate accounts of the Life Companies at net asset value (see below). Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to acquisition or redemption of shares.

In selecting broker-dealers to execute portfolio transactions for the Fund's Portfolio, if two or more broker-dealers are considered capable of best execution, the Fund may prefer the broker-dealer who has sold Fund shares through the sale of such Variable Contracts.

10. DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

All dividends and distributions are distributed to the shareholders and will be payable in shares or cash at the election of shareholders. The Life Companies, with respect to shares held by their separate accounts, have elected, and intend to continue to elect, to receive dividends and distributions in shares. Dividends and distributions are made at such frequency and in such amount as to assure compliance with the Internal Revenue Code.

11. TAX STATUS
--------------------------------------------------------------------------------

It is the intention of the Fund to have the Portfolio qualify, and for the fiscal year ended December 31, 1997, it did qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund distributes all of its net income and gains to its shareholders ( including the separate accounts). The Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Portfolio qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

12. NET ASSET VALUE
--------------------------------------------------------------------------------

Portfolio shares are sold and redeemed at a price equal to the share's net asset value. Net asset value per share is determined as of the close of the New York Stock Exchange (normally 4:00 P.M. Eastern Standard Time) on each day that the New York Stock Exchange is open for trading by dividing the net assets of each class by the number of shares outstanding for that class at the time of calculation. The daily net asset value per share is also determined once daily on each day (other than a day during which no such shares were tendered for redemption and no order to purchase or sell such shares was received by the
Fund) in which there is a sufficient degree of trading in the Portfolio's securities that the current net asset value of the Portfolio's shares might be materially affected by changes in the value of the securities.

Total assets are determined by adding the total current value of the Portfolio's securities, cash, receivables and other assets and subtracting liabilities. Portfolio shares are sold and redeemed at the net asset value next determined after receipt of the sales order or request for redemption.

Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities in a Portfolio are primarily valued based on their latest quoted bid price or, if not available, are valued by a method determined by the Directors to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that they are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value.

13. PERFORMANCE
--------------------------------------------------------------------------------

From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Total return information will include the Portfolio's average annual compounded rate of return for a given period, based upon the value of the shares acquired through a hypothetical $1000 investment at the beginning of the specified period and the net asset or redemption value of such shares at the end of the period, assuming reinvestment of all dividends and distributions at net asset value. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time. Further information about the Fund's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling 800-831-LIFE with respect to Variable Contracts of Cova ; 800-342-6307 with respect to Variable Contracts of Great American and 800-752-7215 with respect to the Variable Contacts of Sun Life.

14. GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund's custodian is The Bank of New York, 48 Wall Street, New York, New York 10286. The Fund's transfer agent and dividend disbursing agent is DST Systems, Inc., Kansas City, Missouri 64141. The Fund's auditors are Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281. The Fund's counsel is Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022.

start

                       STATEMENT OF ADDITIONAL INFORMATION

LORD ABBETT SERIES FUND, INC.                                        May 1, 1998

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord, Abbett & Co ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, N.Y. 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-831-LIFE with respect to Variable Contracts of Cova Financial Services Life Insurance Company and 800 342-6307 with respect to Variable Contracts of Great American Reserve Insurance Company.

TABLE OF CONTENTS                                                           Page

1.  Investment Objectives and Policies.........................................2

2.  Directors and Officers.....................................................6

3.  Control Persons and Principal Holders of Securities........................9

4.  Investment Advisory and Other Services....................................10

5.  Portfolio Transactions....................................................11

6.  Net Asset Value of Fund Shares............................................13

7.  Dividends and Distributions...............................................13

8.  Distribution Arrangements.................................................14

9.  Taxes.....................................................................14

10. Calculation of Performance Data...........................................15

11. Financial Statements......................................................15

                                       1.
                       Investment Objectives and Policies

The Fund's investment objectives and policies are described in the Prospectus under "Investment Objectives and Policies." In addition to those investment objectives, the Growth and Income Portfolio (the "Portfolio") is subject to the following investment restrictions which cannot be changed without approval of a majority of the outstanding shares of the Portfolio. The Portfolio may not: (1) sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities; (2) buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below; (3) borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous); (4) invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolio" below; (5) act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolio" below; (6) lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of a Portfolio's assets); (7) pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; (8) buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests; (9) invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation; (10) buy securities if the purchase would then cause a Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities; (11) buy voting securities if the purchase would then cause a Portfolio to own more than 10% of the outstanding voting stock of any one issuer; (12) own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Investment Manager or sub-adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities; (13) concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or (14) buy securities from or sell them to the Fund's officers, directors, or employees, or to the Investment Manager or sub-adviser or to their partners, directors and employees.

Changes in Fund Objectives, Restrictions, Policies and Strategies

The Fund's investment objectives described in the Prospectus and the Fund's investment restrictions described above in this Statement of Additional Information, both under the same heading "Investment Objectives and Policies," can be changed only with the approval of a majority of the outstanding shares of the affected Portfolio. All of the Fund's policies and techniques, including those described below, can be changed without such approval.

Other Investments. Described below are other Fund policies and techniques applicable to one or all of the Portfolios as indicated.

Investment Techniques for the Fund's Portfolio

The Fund intends to utilize from time to time one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. It is the Fund's current intention that no more than 5% of the Portfolio's net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the Fund intends to use them to reduce risk and volatility in its Portfolio.

Covered Call Options. The Fund may write call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. The writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating beyond the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the sum of the premium (less brokerage commissions and fees) plus the difference between the strike price of the call and the market price of the underlying security.

The Fund's custodian will segregate cash, liquid high grade debt securities or other permitted securities in an amount not less than the value of the Fund's assets committed to written covered call options. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options.

Rights and Warrants. The Fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Fund acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Fund to present minimal credit risks. The Fund will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Restricted or Not Readily Marketable Securities for the Fund's Portfolio

Although the Fund has no current intention of investing in such securities in the foreseeable future, no more than 5% of the value of the Portfolio may be invested in securities with legal or contractual restrictions on resale ("restricted securities") (including securities qualifying for resale under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities, restricted securities, repurchase agreements with maturities of more than seven days and over-the-counter options), other than repurchase agreements and those restricted securities which have a liquid market among certain institutions, including the Fund, and in securities which are not readily marketable.

Lending of Securities by the Fund's Portfolio

Although the Fund has no current intention of doing so in the foreseeable future, the Fund may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The

Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan the Fund will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 15% of the value of the Portfolio's total assets.

Portfolio Turnover Rates

During the fiscal year ended December 31, 1997, the portfolio turnover rate of the Portfolio was 43.09% compared to 48.93% for the prior fiscal year.

                                       2.
                             Directors and Officers

The following director and officer is a partner of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, N.Y. 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and director/trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Act"), and as such, may be considered to have an indirect financial interest in any Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, Age 53, Chairman and President

The following outside directors are also directors of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing

162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company, and Exigent Diagnostics. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                                            For the Fiscal Year Ended December 31, 1997
         (1)                    (2)             (3)                    (4)
                                            Pension or             For Year Ended
                                            Retirement Benefits    December 31, 1997
                                            Accrued by the         Total Compensation
                           Aggregate        Fund and               Accrued by the Fund and
                           Compensation     Twelve Other Lord      Twelve Other Lord
                           Accrued by       Abbett-sponsored       Abbett-sponsored
Name of Director           the Fund(1)      Funds(2)               Funds(3)
----------------           ------------     --------------------   ------------------------
E. Thayer Bigelow          $1,185           $17,068                $56,000
Stewart S. Dixon           $1,163           $32,190                $55,000
John C. Jansing            $1,163           $45,085(4)             $55,000
C. Alan MacDonald          $1,213           $30,703                $57,400
Hansel B. Millican, Jr.    $1,163           $37,747                $55,000
Thomas J. Neff             $1,185           $19,853                $56,000

(1) Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

(2) The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended December 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

(3) This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of December 31, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $ 3,135; Mr. Dixon, $1,078; Mr. Jansing, $4,041; Mr. MacDonald, $1,040; Mr. Millican, $4,076 and Mr. Neff, $ 4,041. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1997, each would own, the following: Mr. Bigelow, 60 shares; Mr. Dixon, 59 shares; Mr. Jansing, 59 shares; Mr. McDonald, 62 shares; Mr. Millican, 59 shares; and Mr. Neff, 60 shares.

(4) Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Hudson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: W. Thomas Hudson, age 56, Executive Vice President; Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Zane E. Brown, age 46; Daniel E. Carper, age 46; Robert G. Morris, age 53; E. Wayne Nordberg, age 59; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly, Vice President and Chief Counsel of Salomon Brothers Asset Management Inc (1995-1997); prior thereto, Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. (1990-1995)); Thomas F. Konop, age 56; A. Edward Oberhaus, age 38; Keith O'Connor, age 42; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996; formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called at the request of a majority of the Board of Directors or by stockholders holding at least one-quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors to hold the offices of any directors who have held office for more than one year or who have been elected by the Board of Directors to fill vacancies. Under the By-Laws and in accordance with the Act, stockholder approval of the independent auditors of the Fund will not be required except when such meetings are held.

                                       3.
  Control Persons and Principal Holders of Securities Substantial Shareholders

As of March 31, 1998, COVA Variable Annuity Accounts One, Five, Six, and Seven, separate accounts of COVA Financial Services Life Insurance Company, One Tower Lane, Oakbrook Terrace, Illinois 60181 ("COVA Life"), was known to the Board of Directors and the management of the Fund to own of record 28,282,357 shares representing 99.93% of the total shares issued and outstanding of the Portfolio. As of the same date, Great American Reserve Insurance Company, 11815 North Pennsylvania St., Carmel, Indiana 46032, and Sun Life of Canada (U.S.), 1 Copley Place, Suite 200, Boston, Massachusetts 02116 were so known to own of record 1,408 shares representing .01% and 46 shares representing less than 1/2 of 1%, respectively. Also, as of such date, Lord Abbett was known to own of record 17,653 shares representing .06% of the total shares issued and outstanding. As of that date, the officers and directors of the Fund together owned no Variable Contracts.

                                       4.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Eight of the twelve general partners of Lord Abbett are officers and/or directors of the Fund and are identified as follows: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Robert G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

Lord Abbett acts as investment manager for twelve other investment companies comprising the Lord Abbett family of funds. The names of these investment companies are: Lord Abbett Affiliated Fund, Inc., Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Developing Growth Fund, Inc., Lord Abbett Global Fund, Inc., Lord Abbett Mid-Cap Value Fund, Inc., Lord Abbett Tax-Free Income Fund, Inc., Lord Abbett Tax-Free Income Trust, Lord Abbett Equity Fund, Lord Abbett U.S. Government Securities Money Market Fund, Inc., Lord Abbett Securities Trust, Lord Abbett Investment Trust and Lord Abbett Research Fund, Inc.

The services to be provided by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Fund on behalf of the Portfolio is obligated to pay Lord Abbett a monthly fee, based on the average daily net assets of the Portfolio for each month, at the annual rate of 0.50 of 1%. For the fiscal years ended December 31, 1995, 1996 and 1997 Lord Abbett received $704,093, $1,234,273 and $2,019,891 in advisory fees, respectively.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Fund's shares under federal and state securities laws, expenses of printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in the Fund's annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       5.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended December 31, 1997, 1996 and 1995, the total dollar amounts of brokerage commissions paid by the Fund were $631,256, $389,776 and $409,371, respectively.

                                       6.
                         Net Asset Value of Fund Shares

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchase and Redemption of Shares," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") (normally at 4:00 P.M. Eastern Standard
Time) on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Valuation of Securities Held in the Portfolio

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

                                       7.
                           Dividends and Distributions

It is the Fund's intention to distribute substantially all the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio will consist of dividends and/or interest earned by the Portfolio less the expenses of such Portfolio.

All net realized capital gains of the Fund, if any, are declared and distributed annually.

                                       8.
                            Distribution Arrangements

General

Lord Abbett Distributor LLC ("Lord Abbett Distributor") serves as the distributor in connection with the offering of the Fund's shares. In connection with the sale of its shares, the Fund has authorized Lord Abbett Distributor to provide only such information and to make only such statements and representations which are not materially misleading or which are contained in the Fund's then current Prospectus or Statement of Additional Information or shareholder reports in such financial and other statements which are furnished to Lord Abbett by the Fund.

The Fund and Lord Abbett Distributor are parties to a Distribution Agreement that continues in force until December, 1998. The Distribution Agreement may be terminated by either party and will automatically terminate in the event of its assignment. The Distribution Agreement may be renewed annually if specifically approved by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund provided that any such renewal shall be approved by the vote of a majority of the Directors who are not parties to the Distribution Agreement and are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Distribution Agreement.

                                       9.
                                      Taxes

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund will not be subject to Federal income tax on that part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Portfolio will be treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Fund qualifies as a regulated investment company and for purposes of determining the Fund's net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other related income and derive less than 30% of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of securities (including, in certain circumstances, gains from options, futures, forward contracts and foreign currencies) held for less than three months.

                                       10.
                         Calculation of Performance Data

The Portfolio's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                           P(1+T)(n) = ERV

where

P   =             a hypothetical initial payment of $1000
T   =             average annual total return
n   =             number of years
ERV   =           ending redeemable value of the hypothetical $1000 purchase at the end of the period.

Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Using this method to compute average annual compounded rates of total return for the Portfolio's last one, five and the life of the fund periods ending on December 31, 1997 were: 24.34%, 17.87% and 16.56% respectively.

                                       11.
                              Financial Statements

The financial statements for the fiscal year ended December 31, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett Series Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                          LORD ABBETT SERIES FUND, INC.

                             ARTICLES OF RESTATEMENT

            FIRST: LORD ABBETT SERIES FUND, INC., a Maryland corporation, (the "Corporation") desires to restate its charter as currently in effect.

            SECOND: The following provisions are all the provisions of the charter currently in effect.

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                          LORD ABBETT SERIES FUND, INC.

                                    ARTICLE I

            I, the subscriber, Kenneth B. Cutler, whose post office address is 767 Fifth Avenue, New York, New York 10153, being over eighteen years of age, am acting as incorporator with the intention of forming a corporation under and by virtue of the general laws of the State of Maryland authorizing the formation of corporations.

                                   ARTICLE II

            The name of the corporation (hereinafter called the "Corporation") is Lord Abbett Series Fund, Inc.


                                   ARTICLE III

            The current post office address of the place at which the principal office of the Corporation in the State of Maryland is located is c/o The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202.

            The Corporation's current resident agent is The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202. Said resident agent is a corporation in the State of Maryland.

                                   ARTICLE IV

            The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it, are as follows:

            A. To conduct, operate and carry on the business of an investment company.

            B. To purchase, subscribe for, invest in or otherwise acquire, and to own, hold, sell, possess, transfer or otherwise dispose of, or turn to account or realize upon, and generally deal in, all forms of securities of every nature, kind, character, type and form, including but not limited to, shares, stocks, bonds, debentures, notes, scrip, participation certificates, rights to subscribe, warrants, options, certificates of deposit, chooses in action, evidences of indebtedness, certificates of indebtedness and certificates of interest of any and every kind and nature whatsoever, secured and unsecured, issued or to be issued, by any corporation, partnership, association, trust, entity or person, public or private, whether organized under the laws of the United States, or any state, commonwealth, territory or possession thereof, or organized under the laws of any foreign country.

            C. To issue, sell, repurchase, redeem, retire, cancel, acquire, resell, transfer, and otherwise deal in shares of the capital stock of the Corporation, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of shares of capital stock of the Corporation, any funds of the Corporation, whether capital, surplus or otherwise to the full extent permitted by the laws of Maryland, all without the vote or consent of the stockholders of the Corporation.

            D. To deposit any of its assets in any bank, trust company or other depository, domestic or foreign, and to retain any of its assets in the currency of the United States or of any foreign country.

            E. To conduct its business in the State of Maryland, all other states and elsewhere in any part of the world, and to have one or more offices outside the State of Maryland.

            F. To do any and all things herein set forth, and in addition such other acts and things as are necessary or convenient to the attainment of the purposes of this Corporation, or any of them, to the same extent as natural persons lawfully might or could do in any part of the world, and to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Maryland.

            The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from the terms of any other clause of this or any other Article of these Articles of Incorporation, and shall each be regarded as independent, and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland, nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Corporation shall not have power to carry on within the State of Maryland any business whatsoever the carrying on of which would preclude it from being classified as an ordinary business corporation under the laws of said State; nor shall any of the foregoing statements of its objects, purposes and powers be deemed to permit the Corporation to carry on any business, or exercise any powers, in any state, territory, district or county except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

                                    ARTICLE V

            SECTION 1. The total number of shares which the Corporation has authority to issue is 1,000,000,000 shares of capital stock of the par value of $.001 each (the "Shares"), having an aggregate par value of $1,000,000. The Shares shall initially constitute three classes designated initially as the "Growth & Income Class", consisting of 50,000,000 Shares, the "Growth Class", consisting of 50,000,000 Shares and the "Global Equity Class", consisting of 50,000,000 Shares. The Board of Directors shall have the power and authority to further classify or reclassify any unissued Shares from time to time, including the power and authority to allocate classes of Shares (including classes of unissued Shares with classes of Issued Shares) to series of Shares, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such classes and series of Shares. For the purpose of these Articles of Incorporation, the term "Class" shall mean such an initial separate and distinct class of Shares and any further separate and distinct class of Shares from time to time created by the Board of Directors and the term "Series" shall mean a series of Shares to which any two or more Classes are allocated by the Board of Directors. The Board of Directors shall also have the power and authority to redesignate any class of series of issued Shares by setting forth such redesignation in Articles Supplementary filed with the Maryland State Department of Assessments and Taxation.

      [On November 6, 1996, the Articles of Incorporation of the Corporation were further supplemented by the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland which specified the legal name for the existing Growth and Income Class of the Corporation as the "Variable Contract Class."

      On November 6, 1996, the Articles of Incorporation of the Corporation were further supplemented by the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland which, pursuant to the power and authority of the Board of Directors of the Corporation to classify and reclassify unissued Shares of stock of the Corporation, including the power and authority to allocate Classes of Shares to Series of Shares, classified the capital stock of the Corporation by (a) classifying from previously unclassified Shares, 50,000,000 authorized but unissued Shares as the "Pension Class," and
(b) allocating the Variable Contact Class and the Pension Class to a Series of Shares designated as the "Growth and Income Portfolio" (the "Portfolio"). Such Articles Supplementary further provided that all Shares of a Class or of a Series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other Shares of that Class or Series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of Shares of such Classes or such Series as determined pursuant to the Articles, or as otherwise determined pursuant to those Articles Supplementary or additional Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, or by the Board of Directors in accordance with law.

      Such Articles Supplementary further provided that subject to the power of the Board of Directors to classify and reclassify unissued shares, all Shares of the Pension Class and the Variable Contract Class of the Portfolio shall be invested in the investment portfolio of the Corporation, and shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation and shall be subject to all other provisions of the Articles of Incorporation relating to stock of the Corporation generally and to the provisions of those Articles Supplementary.

      Such Articles Supplementary further provided that liabilities and expenses relating solely to a particular Class of the Portfolio (including, without limitation, distribution expenses under a plan in effect adopted for such Class pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may be adopted for such Class) shall be allocated to and borne by such Class of the Portfolio to the extent determined by the Board of Directors, and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends and distributions and liquidation rights of the Shares of such Class.

      Such Articles Supplementary further provided that dividends paid by the Corporation on each Class of Shares of the Portfolio, to the extent any dividends are paid, will be calculated in the same manner, will be paid at the same time, and will be in the same amount, except that (a) any expenses allocated to a Class of the Portfolio, in the manner set forth under those Articles Supplementary, shall be borne exclusively by that Class and (b) income, realized and unrealized capital gains and losses and expense not allocated to a Class of the Portfolio shall be allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Portfolio.

      Such Articles Supplementary further provided that the net asset value of each Share of a Class of the Portfolio shall be determined in accordance with the Articles with appropriate adjustments to reflect the allocations of expenses, income, and realized and unrealized capital gains and losses of the Portfolio between its Classes as provided above. The assets belonging to each Class shall be combined and the assets belonging to such Class shall be an undivided interest in such combined assets, the percentage of which shall be determined from time to time on the basis of the net asset value of that Class, in relation to the net asset value of the Portfolio.]

            SECTION 2. A description of the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all Classes of Shares is as follows, unless otherwise set forth in Articles Supplementary filed with the Maryland State Department of Assessments and Taxation describing any further Class or Classes or any Series from time to time created by the Board of
Directors:

            (a) Assets Belonging to Class. All consideration received by the Corporation for the issuance or sale of Shares of a particular Class, together with all assets in which consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall belong to that Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any unallocated items (as hereinafter defined) relating to that Class as provided in the following sentence, are herein referred to as "assets belonging to" that Class. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments that are not readily identifiable as belonging to any particular Class (collectively "Unallocated Items"), the Board of Directors shall allocate such Unallocated Items to and among any one or more of the Classes created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any Unallocated Items so allocated to a particular Class shall belong to that Class. Each such allocation by the Board of Directors shall be conclusive and binding upon stockholders of all Classes for all purposes. If two or more Classes comprise a Series, the assets belonging to each such Class shall be combined and the assets belonging to each such Class shall be combined and the assets belonging to such a Class shall be an undivided interest in such combined assets, the percentage of which shall be determined in the manner set forth in the Articles Supplementary filed with the Maryland State Department of Assessments and Taxation describing such Series.

            (b) Liabilities Belonging to Class. The assets belonging to each particular Class shall be charged with the liabilities of the Corporation in respect of that Class and with all expenses, costs, charges and reserves attributable to that Class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any unallocated items (as hereinafter defined) relating to that Class as provided in the following sentence, so charged to that Class, are herein referred to as "liabilities belonging to" that Class. In the event there are any unallocated liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Class (collectively "Unallocated Items"), the Board of Directors shall allocate and charge such Unallocated Items to and among any one or more of the Classes created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any Unallocated Items so allocated and charged to a particular Class shall belong to that Class. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all Classes for all purposes.

            (c) Dividends. Dividends and distributions on Shares of a particular Class may be paid to the holders of Shares of that Class at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that Class, after providing for actual and accrued liabilities belonging to that Class, as the Board of Directors may determine.

            (d) Liquidation. In the event of the liquidation or dissolution of the Corporation the stockholders of each Class that has been created shall be entitled to receive, as a Class, when and as declared by the Board of Directors, the excess of the assets belonging to that Class over the liabilities belonging to that Class. The assets so distributable to the stockholders of any particular class shall be distributed among such stockholders in proportion to the number of shares of the Class held by them and recorded on the books of the Corporation.

            (e) Voting. On each matter submitted to vote of the stockholders, each holder of a Share shall be entitled to one vote for each such Share standing in his name on the books of the Corporation irrespective of the Class thereof and all Shares of all Classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any Class or Series is required by the Investment Company Act of 1940 or would be required under the Maryland General Corporation Law, such requirements as to a separate vote by that Class or Series shall apply in lieu of Single Class Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more Classes or Series or classes, then, subject to (iii) below, the Shares of all other Classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular Class or Series, only the holders of Shares of the one or more affected Classes or Series shall be entitled to vote.

            (f) Equality. All Shares of each particular Class shall represent an equal proportionate interest in the assets belonging to that Class (subject to the liabilities belonging to that Class), and each Share of any particular Class shall be equal to each other Share of that Class, but the provisions of this sentence shall not restrict any distinctions that may exist with respect to stockholder elections to receive dividends or distributions in cash or Shares or that may otherwise exist with respect to dividends and distributions on Shares of the same Class.

            SECTION 3. The Shares of the Corporation, of any Class, shall be subject to the following provisions:

            (a) All Shares now or hereafter authorized, of any Class, shall be subject to redemption and be redeemable at the option of the stockholder, in the sense used in the general laws of the State of Maryland authorizing the formation of corporations. Each holder of the Shares, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the Shares outstanding in the name of such holder on the books of the Corporation, at a redemption price for Shares of that Class equal to the net asset value of such Shares of that Class determined as hereinafter set forth, less a charge, not to exceed one percent (1%) of such net asset value, if and as fixed by resolution of the Board of Directors of the Corporation from time to time.

            (b) Notwithstanding the foregoing, the Board of Directors of the Corporation may suspend the right of the holders of the Shares of any Class to require the Corporation to redeem Shares or may suspend any voluntary purchase of such Shares:

                  (i) for any period (A) during which the New York Stock
            Exchange is closed other than the customary weekend and holiday closing, or (B) during which trading on the New York Stock Exchange is restricted;

                  (ii) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission or any successor thereto, exists as a result of which (A) disposal by the Corporation of securities owned by it is not reasonably practicable, or (B) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or

                  (iii) for such other periods as the Securities and Exchange
            Commission or any successor thereto may by order permit for the protection of security holders of the Corporation.

            (c) the Corporation, pursuant to a resolution of the Board of Directors and without the vote or consent of stockholders of the Corporation, shall have the right to redeem at net asset value all Shares, of any Class, in any stockholder account in which there are less than 25 Shares or such lesser number of Shares as shall be specified in such resolution. Such resolution shall set forth that redemption of Shares in such accounts has been determined to be necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts, or to be otherwise in the economic best interest of the Corporation. Such resolution shall provide that prior notice of at least 30 days shall be given to a stockholder before such redemption of shares and the stockholder will have 30 days (or such longer period as is specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 25 Shares, or such lesser number of Shares as is specified in the resolution.

            SECTION 4. Notwithstanding any provision of Maryland law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the Shares outstanding or of the votes entitled to be cast, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of Shares outstanding or entitled to vote thereon pursuant to the provisions of these Articles of Incorporation.

            SECTION 5. No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any Shares which the Corporation may issue or sell (whether out of the number of Shares now or hereafter authorized by these Articles of Incorporation, or any amendment thereof, or out of any Shares acquired by the Corporation after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

                                   ARTICLE VI

            The current number of directors of the Corporation is eight, and the names of those who shall act as such until their successors are duly elected and qualify are as follows:

                               Robert S. Dow
                               E. Wayne Nordberg
                               E. Thayer Bigelow
                               Stewart S. Dixon
                               John C. Jansing
                               C. Alan MacDonald
                               Hansel B. Millican
                               Thomas J. Neff

However, the By-Laws of the Corporation may fix the number of directors at a number other than eight and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to divide the Board into classes, to increase or decrease the number of directors within a limit specified in the By-Laws, provided that in no case shall the number of directors be less than three, and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided in the By-Laws of the Corporation, the directors of the Corporation need not be stockholders.

                                   ARTICLE VII

            The following provisions are inserted for the management of the business and conduct of the affairs of the Corporation, and to create, define, limit and regulate the powers of the Corporation, the directors and the stockholders.

            SECTION 1. In furtherance and not in limitation of the powers conferred by the statute and pursuant to these Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

            (a) To make, adopt, alter, amend and repeal By-Laws of the Corporation.

            (b) To declare (from interest, dividends or other income received or accrued, from accruals of original issue or other discounts on obligations held, from capital or other profits on portfolio assets whether realized or unrealized, from surplus whether earned, capital or paid in from any other lawful sources with respect to a particular Class) dividends and distributions on the Corporation's Shares, with respect to such Class, for payment in cash, property or the Corporation's own stock to stockholders of record on such dates (which may be as frequently as every day) and payable at such intervals as the Board of Directors shall determine at any time in advance of such payment, whether or not the amount of such payment can at that time be determined or must be calculated subsequent to declaration and prior to payment by reference to amounts or other factors not yet determined at the time of declaration (including but not limited to the amount of a dividend or distribution to be determined only be reference to what is sufficient to enable the Corporation to qualify as a regulated investment company under the United States Internal Revenue Code or to avoid liability for Federal income tax); provided that if a dividend is paid from any source other than earned surplus, the source of the dividend shall be disclosed not later than at the time of payment to the stockholders of such Class or Classes who receive it (the authority granted by this subsection (b) to permit, without limitation, and if otherwise lawful: the declaration of dividends or distributions by means of a formula or other similar method of determination whether or not the amount of such dividend or distribution can be calculated at the time of such declaration; establishing record or payment dates for dividends or distributions on any basis, including establishing a number of record or payment dates subsequent to the declaration at any dividend or distribution; establishing the same payment date for any number of dividends or distributions declared prior to such date; providing for the payment of dividends or distributions declared and as yet unpaid to stockholders of the Corporation redeeming shares prior to the payment date otherwise applicable; and providing in advance for the conditions under which any dividend or distribution may be payable in the Corporation's own shares to all or less than all of the Corporation's stockholders with respect to a particular Class and for the calculation of any transfer from earned surplus to capital surplus in excess of the transfer to the stated capital of the aggregate par value of the shares of a particular Class so to be issued, whether such dividend or distribution is in authorized but unissued or in treasury shares of the Corporation).

            (c) To issue and sell or to cause the issuance and sale of Shares, of any Class, in such amounts and on such terms and conditions, for such purpose and for such amount or kind of consideration as is now or hereafter permitted by the laws of the State of Maryland and in accordance with the Investment Company Act of 1940.

            (d) To purchase and to cause to be purchased Shares, of any Class, pursuant to these Articles of Incorporation, upon tender thereof by the holder or holders thereof or otherwise, provided the Corporation has assets belonging to that Class legally available for such purpose whether arising out of paid-in surplus, other surplus, net profits or otherwise, to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, and to pay for such Shares in cash belonging to that Class then held or owned by the Corporation.

            (e) To authorize, subject to such vote, consent, or approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of an agreement or agreements with any person, corporation, association, partnership, or other organization whereby, subject to the supervision and control of the Board of

      Directors, any such other person, corporation, association, partnership, or other organization, shall render managerial, investment advisory and related services to the Corporation (including, if deemed advisable, the management or supervision of the investment portfolios of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements.

            (f) To authorize, subject to such vote, consent or approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of an agreement or agreements, which may be exclusive, with any person, corporation, association, partnership or other organization, as distributor, providing for the sale and distribution of the Shares. Such agreement or agreements may provide for the charge by the Corporation of a premium over the net asset value (determined as hereinafter provided) of such Shares and allowance of a discount by the Corporation to such distributor, and may further provide for the reallowance by such distributor of concessions or commissions from but not exceeding such discount; provided, however, that such discount shall not exceed the amount of the premium. Such agreement may also provide for the payment of certain distribution expenses by the Corporation.

            (g) To authorize any agreement of the character described in subsection (e) or (f) of this Section 1 with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also a director or officer of such corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested. Any agreement entered into pursuant to said subsections
      (e) or (f) shall be consistent with and subject to the requirements of the Investment Company Act of 1940 (including any amendment thereof or other applicable Act of Congress hereafter enacted), and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall be effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation (and of each Class affected by such amendment) as such phrase is defined in the Investment Company Act of 1940.

            SECTION 2. The Board of Directors may authorize the purchase by the Corporation, either directly or through any agent, of the Shares, of any Class, in the open market or otherwise, at prices not in excess of the net asset value of such Shares (determined as hereinafter provided) as of a time determined by the Board of Directors reasonably proximate to the time of purchase by the Corporation or any such agent.

            SECTION 3. For the purposes referred to in these Articles of Incorporation, the net asset value of the Shares of a particular Class as of any particular time shall be determined by or pursuant to the direction of the Board of Directors as follows:

            (a) The net asset value of each Share, of any Class, at any particular time, shall be the quotient, carried out to not less than two decimal points, obtained by dividing the net value of the assets of the Corporation belonging to that Class (determined as hereinafter provided) as of such determination time by the total number of Shares of that Class then outstanding, including all Shares of that Class which the Corporation has agreed to sell for which the price has been determined, and excluding Shares of that Class which have been surrendered to the Corporation or an agent and which the Corporation has agreed to purchase, for which the price has been determined.

            The net value of the assets of the Corporation of a Class as of any such determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that Class (determined as hereinafter provided) at such time, the amount of all liabilities belonging to that Class, including accrued expenses, such reserves as may be set up to cover taxes and any other liabilities, and such other deductions belonging to such Class as in the opinion of the Board of Directors of the Corporation are in accordance with sound accounting practice.

            The gross value of the assets of the Corporation of a Class at any such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that Class at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

                  (1) the market value as of any such determination time of any security owned by the Corporation which is traded in the NASDAQ National Market System or is listed or admitted to trading privileges on the New York Stock Exchange or the American Stock Exchange shall be the last sale price or (in the case of a security in which there has been no previously reported sale transaction since the last determination time) the mean between the last bid price and the last asked price, for such security on such exchange or in such market system. In case securities being valued are listed or admitted to trading privileges on any securities exchange other than the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System, the securities exchange, sale transactions or bid or asked prices which are to be used as aforesaid shall be selected by the Board of Directors or any officer or other person designated by the Board of Directors for the purpose.

                  (2) The market value of securities traded in an
            over-the-counter market and not traded in the NASDAQ National Market System, shall be the mean between the last bid and asked price in such market prior to such determination time.

                  (3) The market value of other property, including any
            securities which are neither listed nor admitted to trading privileges on any exchange or traded in an over-the-counter market, shall be determined in good faith in such manner as the Board of Directors shall prescribe from time to time.

                  (4) The determination of the market value of securities
            hereunder may be made in reliance on any recognized source of quotations or basis for ascertaining quotations.

                  (5) If a security is traded in more than one market, a
            determination may be made as to which market most accurately reflects the value of such security.

            (b) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, but without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.

            SECTION 4. The presence in person or by proxy of the holders of one-third of the Shares of all Classes issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders, except as otherwise provided by law or in these Articles of Incorporation and except that where the holders of Shares of any Class are entitled to a separate vote as a Class (a "Separate Class") or where the holders of Shares of two or more (but not all) Classes are required to vote as a single class (a "Combined Class"), the presence in person or by proxy of the holders of one-third of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the Shares of all Classes, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all Classes, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of one-third of the Shares of all Classes or of the affected Class or Classes, as the case may be, which may be required by the laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law, or by these Articles of Incorporation, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such other matter or matters.

            SECTION 5. Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of the Shares, of any Class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation belonging to any Class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any Class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to any Class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to any Class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation with respect to any Class; the fair value of any asset owned by the Corporation; the number of Shares of the Corporation of any Class issued or outstanding; the existence of conditions permitting the postponement of payment of the repurchase price of Shares of Class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation belonging to any Class; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of Shares of any Class.

            SECTION 6. The Corporation is adopting its corporate title through permission of the firm of Lord, Abbett & Co., which is entering into a management or advisory contract with the Corporation. Such contract shall make appropriate provisions that upon the termination of such contract for any cause, or if such firm or subsidiary or affiliate or successor deems it advisable to withdraw the right to the use of its name, the Corporation will, at the request of such firm or a subsidiary, affiliate or successor lawfully using the name, take such action as may be necessary to change its name to eliminate all use of or reference to the words "Lord Abbett" in any form and will not use the registered service mark of Lord, Abbett & Co., without the written consent of such firm, subsidiary, affiliate or successor. The Corporation shall also agree in such contract that investment companies other than the Corporation for which such firm or a subsidiary successor may act as investment adviser, and other companies affiliated with Lord, Abbett & Co., may be formed with the words "Lord Abbett" in their corporate titles. Such agreements on the part of the Corporation are hereby made binding upon it, its directors, officers, stockholders, creditors and all other persons claiming under or through it.

                                  ARTICLE VIII

            To the fullest extent permitted by Maryland statutory or decisional law, as amended from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. No amendment of these Articles or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

                                   ARTICLE IX

            From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding Shares by classification, reclassification or otherwise), and other provisions that might, under the statutes of the State of Maryland at the time in force, be lawfully contained in Articles of Incorporation may be added or inserted, upon the vote of the holders of a majority of the Shares of all Classes or of the affected Classes, as the case may be, at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article IX.

            THIRD: The foregoing restatement of the charter has been approved by a majority of the entire board of directors.

            FOURTH: The charter is not amended by these Articles of Restatement.

            FIFTH: The current address of the principal office of the Corporation is set forth in Article III of the foregoing restatement of the charter.

            SIXTH: The name and address of the Corporation's current resident agent are set forth in Article III of the foregoing restatement of the charter.

            SEVENTH: The number of directors of the Corporation and the names of those currently in office are set forth in Article VI of the foregoing restatement of the charter.

            The undersigned Vice President acknowledges these Articles of Restatement to be the corporate act of the Corporation and as to all matters or facts set forth herein required to be verified under oath, the undersigned Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

            IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its Vice President and witnessed to by its Secretary on this 24th day of April, 1998.

                                             LORD ABBETT SERIES FUND, INC.


                                             By/s/ Thomas F. Konop
                                                --------------------------------
                                                Thomas F. Konop, Vice President

WITNESS:

/s/ Paul A. Hilstad
--------------------------
Paul A. Hilstad, Secretary

                                     BY-LAWS
                                       OF
                          LORD ABBETT SERIES FUND, INC.

                                    ARTICLE I
                                     OFFICES
                  Section 1. Principal Office. The principal office of the Corporation in Maryland shall be in the City of Baltimore, and the name of the resident agent in charge thereof is The Prentice-Hall Corporation Systems, Maryland.
                  Section 2. Other Offices. The Corporation may also have an office in the City and State of New York and offices at such other places as the Board of Directors may from time to time determine.

                                   ARTICLE II
                              STOCKHOLDERS MEETINGS



                  Section 1. Annual Meetings. The Corporation shall not hold an annual meeting of its stockholders in any fiscal year of the Corporation unless required in accordance with the following sentence. The Chairman of the Board or the President shall call an annual meeting of the stockholders when one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and the Chairman of the Board, the President, a Vice President, the Secretary or any director shall call an annual meeting of stockholders at the request in writing of a majority of the Board of Directors or of stockholders holding at least one quarter of the stock of the Corporation outstanding and entitled to vote at the meeting. Any annual meeting of the stockholders held pursuant to the foregoing sentence shall be held at such time and at such place, within the City of New York or elsewhere, as may be fixed by the Chairman of the Board or the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote, as the case may be, and as may be stated in the notice setting forth such call, provided that any stockholders requesting such meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to the stockholders. Any meeting of stockholders held in accordance with this Section 1 shall for all purposes constitute the annual meeting of stockholders for the fiscal year of the Corporation in which the meeting is held and, without limiting the generality of the foregoing, shall be held for the purposes of (a) acting on any such matter of matters so required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and (b) electing directors, and for transacting such other business as may properly be bought before the meeting. Only such business, in addition to that prescribed by law, by the Articles of Incorporation and by these By-Laws, may be brought before such meeting as may be specified by resolution of the Board of Directors or by writing filed with the Secretary of the Corporation and signed by the Chairman of the Board or by the President or by a majority of the directors or by stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting.
                  Section 2. Special meetings. Special meetings of the stockholders for any purpose or purposes may be held upon call by the Chairman of the Board or by a majority of the Board of Directors, and shall be called by the Chairman of the Board, the President, a Vice President, the Secretary or any director at the request in writing of a majority of the Board of Directors or of stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting, at such time and at such place where an annual meeting of stockholders could be held, as may be fixed by the Chairman of the Board, the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and so entitled to vote, as the case may be, and as may be stated in the notice setting forth such call. Such request shall state the purpose or purposes of the proposed meeting, and only such purpose or purposes so specified may properly be brought before such meeting.

                  Section 3. Notice of Meetings. Written or printed notice of every annual or special meeting of stockholders, stating the time and place thereof and the general nature of the business proposed to be transacted at any such meeting, shall be delivered personally or mailed not less than 10 nor more than 90 days previous thereto to each stockholder of record entitled to vote at the meeting at his address as the same appears on the books of the Corporation. Meetings may be held without notice if all of the stockholders entitled to vote are present or represented at the meeting, or if notice is waived in writing, either before or after the meeting, by those not present or represented at the meeting. No notice of an adjourned meeting of the stockholders other than an announcement of the time and place thereof at the preceding meeting shall be required.

                  Section 4.  Quorum.  The presence in person or by proxy of the holders of a majority of the Shares of all Classes issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation and except that where the holders of Shares of any Class are entitled to a separate vote as a Class (a "Separate Class") or where the holders of Shares of two or more (but not all) Classes are required to vote as a single Class (a "Combined Class"), the presence in person or by proxy of the holders of a majority of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the Shares of all Classes, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all Classes, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of a majority of the Shares of all Classes or of the affected Class or Classes, as the case may be, which may be required by the laws of the State of Maryland, the Investment
Company Act of 1940 or any other applicable law or the Articles of Incorporation, for action upon any given matter shall not prevent action of such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such matter or matters.

                  Section 5. Voting. All elections shall be had and all questions decided by a majority of the votes cast, without regard to Class, at a duly constituted meeting, except as otherwise provided by law or by the Articles of Incorporation or by these By-Laws and except that with respect to a question as to which the holders of Shares of any Class or Classes are entitled or required to vote as a Separate Class or a Combined Class, as the case may be, such question shall be decided as to such Separate Class or such Combined Class, as the case may be, by a majority of the votes cast by Shares of such Separate Class or such Combined Class, as the case may be.
                  With respect to all Shares having voting rights (a) a shareholder may vote the Shares owned of record by him either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact, provided that no proxy shall be valid after eleven months from its date unless otherwise provided in the proxy and (b) in all elections for directors every shareholder shall have the right to vote, in person or by proxy, the Shares owned of record by him, for as many persons as there are directors to be elected and for whose election he has a right to vote.

                                   ARTICLE III
                               BOARD OF DIRECTORS
                  Section 1. General Powers. The property, affairs and business of the corporation shall be managed by the Board of Directors, provided, however, that the Board of Directors may authorize the Corporation to enter into an agreement or agreements with any person, corporation, association, partnership or other organization, subject to the Board's supervision and control, for the purpose of providing managerial, investment advisory and related services to the Corporation which may include management or supervision of the investment portfolio of the Corporation.

                  Section 2. Number, Class Quorum, Election, Term of Office and Qualifications. The Board of Directors of the Corporation shall consist of not less than three or more than fifteen persons, none of whom need be stockholders of the corporation. The number of directors (within the above limits) shall be determined by the Board of Directors from time to time, as it sees fit, by vote of a majority of the whole Board. Directors shall consist of one class only. The directors shall be elected at each annual meeting of stockholders and, whether or not elected for a specific term, shall hold office, unless sooner removed, until their respective successors are elected and qualify.
                  One-third of the whole Board, but in no event less than two, shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time until a quorum shall have been obtained, when any business may be transacted which might have been transacted at the meeting as originally convened. No notice of an adjourned meeting of the directors other than an announcement of the time and place thereof at the preceding meeting shall be required. The acts of the majority of the directors present at any meeting at which there is a quorum shall be the acts of the Board, except as otherwise provided by law, by the Articles of Incorporation or by these By-Laws.

                  Section 3. Vacancies. The Board of Directors, by vote of a majority of the whole Board, may elect directors to fill vacancies in the Board resulting from an increase in the number of directors or from any other cause. Directors so chosen shall hold office until their respective successors are elected and qualify, unless sooner displaced pursuant to law or these By-Laws. The stockholders, at any meeting called for the purpose, may, with or without cause, remove any director by the affirmative vote of the holders of a majority of the votes entitled to be cast, and at any meeting called for the purpose may fill the vacancy in the Board thus caused.
                  Section 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place, within or without the State of Maryland, as may from time to time be fixed by Resolution of the Board or as may be specified in the notice of any meeting. No notice of regular meetings of the Board shall be required except as required by the Investment Company Act of 1940, as amended.

                  Section 5. Special Meetings. Special meetings of the Board of Directors may be called from time to time by the Chairman of the Board, the President, any Vice President or any two directors. Each special meeting of the Board shall be held at such place, either within or outside of the State of Maryland, as shall be designated in the notice of such meeting. Notice of each such meeting shall be mailed to each director, at his residence or usual place of business, at least two days before the day of the meeting, or shall be directed to him at such place by telegraph or cable, or be delivered to him personally not later than the day before the day of the meeting. Every such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise expressly provided in these By-Laws or by statute.
                  Section 6. Telephonic Conference Meetings. Any meeting of the Board or any committee thereof may be held by conference telephone, regardless where each director may be located at the time, by means of which all persons participating in the meeting can hear each other, and participation in such meeting in such manner shall constitute presence in person at such meeting, except where the Investment Company Act of 1940, as amended, specifically requires that the vote of such director be cast in person.
                  Section 7. Fees and Expenses. The directors shall receive such fees and expenses for services to the Corporation as may be fixed by the Board of Directors, subject however, to such limitations as may be provided in the Articles of Incorporation. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise and receiving compensation therefor.

                  Section 8. Transactions with Directors. Except as otherwise provided by law or in the Articles of Incorporation, a director of the Corporation shall not in the absence of fraud be disqualified from office by dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall any transaction or contract of the Corporation be void or voidable or affected by reason of the fact that any director, or any firm of which any director is a member, or any corporation of which any director is an officer, director or stockholder, is in any way interested in such transaction or contract; provided that at the meeting of the Board of Directors, at which said contract or transaction is authorized or confirmed, the existence of an interest of such director, firm or corporation is disclosed or made known and there shall be present a quorum of the Board of Directors a majority of which, consisting of directors not so interested, shall approve such contract or transaction. Nor shall any director be liable to account to the Corporation for any profit realized by him from or through any such transaction or contract of the Corporation ratified or approved as aforesaid, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is an officer, director, or stockholder, was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the Board of Directors for the purpose of determining the existence of a quorum. Any contract, transaction or act of the Corporation or of the Board of Directors (whether or not approved or ratified as hereinabove provided) which shall be ratified by a majority of the votes cast at any annual or special meeting at which a quorum is present called for such purpose, or approved in writing by a majority in interest of the stockholders having voting power without a meeting, shall, except as otherwise provided by law, be valid and as binding as though ratified by every stockholder of the Corporation.

                  Section 9. Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees each such committee to consist of two or more directors of the Corporation, which, to the extent permitted by law and provided in said resolution, shall have and may exercise the powers of the Board over the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the membership of, to fill vacancies in, or to dissolve any such committee.
                  Section 10. Written Consents. Any action required or permitted to be taken at any meeting of the Board of Directors or by any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes or proceedings of the Board or committee.

                  Section 11. Waiver of Notice. Whenever under the provisions of these By-Laws, or of the Articles of Incorporation, or of any of the laws of the State of Maryland, or other applicable statue, the Board of Directors is authorized to hold any meeting or take any action after notice or after the lapse of any prescribed period of time, a waiver thereof, in writing, signed by the person or persons entitled to such notice or lapse of time, whether signed before or after the time of meeting or action stated herein, shall be deemed equivalent thereto. The presence at any meeting of a person or persons entitled to notice thereof shall be deemed a waiver of such notice as to such person or persons.

                                   ARTICLE IV
                                    OFFICERS
                  Section 1. Number and Designation. The Board of Directors shall each year appoint from among their members a Chairman and a President of the Corporation, and shall appoint one or more Vice Presidents, a Secretary and a Treasurer and, from time to time, any other officers and agents as it may deem proper. Any two of the above mentioned offices, except those of the President and a Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by law or by these By-Laws to be executed, acknowledged or verified by any two or more officers.
                  Section 2. Term of Office. The term of office of all officers shall be one year or until their respective successors are chosen; but any officer or agent chosen or appointed by the Board of Directors may be removed, with or without cause, at any time, by the affirmative vote of a majority of the members of the Board then in office.

                  Section 3. Duties. Subject to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally appertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors.

                                    ARTICLE V
                              CERTIFICATE OF STOCK
                  Section 1. Form and Issuance. Each stockholder of the Corporation, of a particular Class, shall be entitled upon request, to a certificate or certificates, in such form as the Board of Directors may from time to time prescribe, which shall represent and certify the number of shares of stock of the Corporation of that Class of stock owned by such stockholder. The certificates for shares of stock of the Corporation shall bear the signature, either manual or facsimile, of the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation or bear a facsimile of such seal. The validity of any stock certificate shall not be affected if any officer whose signature appears thereon ceases to be an officer of the Corporation before such certificate is issued.

                  Section 2. Transfer of Stock. The shares of stock of the Corporation of any Class shall be transferable on the books of the Corporation by the holder thereof in person or by a duly authorized attorney, upon surrender for cancellation of a certificate or certificates for a like number of shares, with a duly executed assignment and power of transfer endorsed thereon or attached thereto, or, if no certificate has been issued to the holder in respect of shares of stock of the Corporation, upon receipt of written instructions, signed by such holder, to transfer such shares from the account maintained in the name of such holder by the Corporation or its agent. Such proof of the authenticity of the signatures as the Corporation or its agent may reasonably require shall be provided.

                  Section 3. Lost, Stolen, Destroyed and Mutilated Certificates. The holder of any stock of the Corporation of any Class shall immediately notify the Corporation of any loss, theft, destruction or mutilation of any certificate therefore, and the Board of Directors may, in its discretion, cause to be issued to him a new certificate or certificates of stock of the same Class, upon the surrender of the mutilated certificate or in case of loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft, or destruction; and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give to the Corporation and to such registrar or transfer agent as may be authorized or required to countersign such new certificate or certificates a bond, in such sum as they may direct, and with such surety or sureties, as they may direct, as indemnity against any claim that may be made against them or any of them on account of or in connection with the alleged loss, theft, or destruction of any such certificate.

                  Section 4. Record Date. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders, of any Class, entitled to notice of, or to vote at, any meeting of stockholders of any Class, or stockholders of any Class entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of stockholders of any Class for any other proper purpose. Such date, in any case, shall be not more than 90 days, and in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 20 days prior to the date of any meeting of stockholders or the date for payment of any divided or the allotment of rights. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days immediately preceding such meeting. If no record date for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day on which notice of the meeting is mailed or the day 30 days before the meeting, whichever is the closer date to the meeting, and the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors declaring the dividend or allotment of rights is adopted, provided that the payment or allotment date shall not be more than 90 days after the date of the adoption of such resolution.

                                   ARTICLE VI
                                 CORPORATE BOOKS
                  The books of the Corporation may be kept outside the State of Maryland at such place or places as the Board of Directors may from time to time determine. The original or duplicate stock ledger shall be maintained at the office of the Corporation's transfer agent.

                                   ARTICLE VII
                                   SIGNATURES



                  Except as otherwise provided in these By-Laws or as the Board of Directors may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Corporation and all endorsements, assignments, transfers, stock powers or other instruments of transfer of securities owned by or standing in the name of the Corporation shall be signed or executed by two officers of the Corporation, who shall be the Chairman, the President or a Vice President and a Vice President, the Secretary or the Treasurer.

                                  ARTICLE VIII
                                   FISCAL YEAR
                  The fiscal year of the Corporation shall be established by resolution of the Board of Directors of the Corporation.

                                   ARTICLE IX
                                 CORPORATE SEAL
                  The corporate seal of the Corporation shall consist of a flat faced circular die with the word "Maryland" together with the name of the Corporation, the year of its organization, and such other appropriate legend as the Board of Directors may from time to time determine, cut or engraved thereon. In lieu of the corporate seal, when so authorized by the Board of Directors or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

                                    ARTICLE X
                                 INDEMNIFICATION
                  As part of the consideration for agreeing to serve and serving as a director of the Corporation, each director of the Corporation shall be indemnified by the Corporation against every judgment, penalty, fine, settlement, and reasonable expense (including attorneys' fees) actually incurred by the director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director was, is, or is threatened to be made a named defendant or respondent (or otherwise becomes a party) by reason of such director's service in that capacity or status as such, and the amount of every such judgment, penalty, fine, settlement and reasonable expense so incurred by the director shall be paid by the Corporation or, if paid by the director, reimbursed to the director by the Corporation, subject only to the conditions and limitations imposed by the applicable provisions of Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland and by the provisions of Section 17(h) of the United States Investment Company Act of 1940 as interpreted and as required to be implemented by Securities and Exchange Commission Release No. IC-11330 of September 4, 1980. The foregoing shall not limit the authority of the Corporation to indemnify any of its officers, employees, or agents to the extent consistent with applicable law.

                                   ARTICLE XI
                                   AMENDMENTS

                  All By-Laws of the Corporation shall be subject to alteration, amendment, or repeal, and new By-Laws not inconsistent with any provision of the Articles of Incorporation of the Corporation may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided notice of the proposed alteration, amendment or repeal of the proposed new By-Laws is included in or accompanies the notice of such meeting, or by the affirmative vote of a majority of the whole Board of Directors given at a regular or special meeting of the Board of Directors, provided that the notice of any such special meeting indicates that the By-Laws are to be altered, amended, repealed, or that new By-Laws are to be adopted.

                                   ARTICLE XII
                 COMPLIANCE WITH INVESTMENT COMPANY ACT OF 1940
                  Investment Company Act of 1940. No provision of the By-Laws of the Corporation shall be given effect to the extent inconsistent with the requirements of the Investment Company Act of 1940, as amended.